PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                         EXCHANGE ACT OF 1934

   Filed by the Registrant [x]

   Filed by the Party other than the Registrant [  ]

   Check the appropriate box:

   [x]   Preliminary Proxy Statement
   [  ]   Definitive Proxy Statement
   [  ]   Definitive Additional Materials
   [  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or
   Sec. 240.14a-12

                     SILVERTHORNE PRODUCTION COMPANY


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            (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     SILVERTHORNE PRODUCTION COMPANY


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               (NAME OF PERSON(S) FILING PROXY STATEMENT)

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   (4)     Proposed maximum aggregate value of transaction:

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)     Amount Previously Paid:


   (2)     Form, Schedule or Registration Statement No.:


   (3)     Filing Party:


   (4)     Date Filed:

                          APPOINTMENT OF PROXY

                     SILVERTHORNE PRODUCTION COMPANY
            SPECIAL MEETING OF STOCKHOLDERS -- APRIL 1, 1999

           The undersigned hereby appoints___________________________ and _____________________and each of them (with full power to act without the other), the true and lawful proxies of the undersigned, each having full power to substitute, to represent the undersigned and to vote all shares of stock of (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Meeting") of Silverthorne Production
   Company, to be held at ___________________________, on April
   1, 1999, at the hour of 10:00 a.m., local time.


   1.      FOR [  ]   WITHHOLD [  ] one for ten reverse split of
           common stock of the Company.

   2.      FOR [  ]   WITHHOLD [  ] change of the Company's name
           to "PriceNet.com, Inc."

   3. Upon all such other matters that may promptly be brought before such Meeting, as to which the undersigned hereby confers discretionary authority upon said proxies.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR (1) [ ] THE REVERSE SPLIT OF COMMON STOCK,
   (2) [ ] CHANGE OF THE COMPANY'S NAME TO "PRICENET.COM, INC.", OR, IF A CONTRARY INSTRUCTION IS INDICATED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

           All other proxies heretofore given by the undersigned to vote shares of stock of Silverthorne Production Company which the undersigned would be entitled to vote if personally present at said Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof.

   NOTE: Please date this proxy and sign it exactly as your name or names appear on your shares. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers, affix corporate seal and attach a certified copy of resolution or bylaws evidencing authority.


   _________________________      (Date)


   _________________________      (Signature)


   _________________________      (Signature)

                     SILVERTHORNE PRODUCTION COMPANY
          16053 VIA VIAJERA, RANCHO SANTA FE, CALIFORNIA 92091
                   -----------------------------------
                        NOTICE OF SPECIAL MEETING
                   -----------------------------------
                               TO BE HELD
                              APRIL 1, 1999

           NOTICE IS HEREBY GIVEN, in accordance with the provisions of Section 7-4-112 of the Colorado Corporation Code, that a special meeting of the stockholders (the "Meeting") of Silverthorne Production Company, a Colorado corporation (the "Company"), whose principal executive offices are located at 16053 Via Viajera, Rancho Santa Fe, California 92091, will be held as follows:

   PLACE:      _________________, Newport Beach, California

   DATE:      April 1, 1999

   TIME:      10:00 a.m.

   The purpose of the Meeting is as follows:

   1. To undertake a one for ten reverse split of the Company's Common Stock.

   2.      To change the Company's name to "PriceNet.com, Inc."

   3. All such other matters as may be brought before such Meeting.

           The Board of Directors has fixed the close of business on March 19, 1999 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

           Shares can be voted at the Meeting only if the record holder thereof is present at the Meeting or represented by proxy. To ensure the presence of a quorum at the Meeting, you are requested to sign and date the accompanying Appointment of Proxy and return it promptly in the enclosed return envelope. The giving of such Appointment of Proxy will not affect your rights to vote in person in the event you attend the Meeting.

   March 22, 1999  By Order of The Board of Directors
                     SILVERTHORNE PRODUCTION COMPANY
          16053 VIA VIAJERA, RANCHO SANTA FE, CALIFORNIA 92091

                             PROXY STATEMENT

                      MAILING DATE: MARCH 22, 1999



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                     SPECIAL MEETING OF STOCKHOLDERS


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                        TO BE HELD APRIL 1, 1999

   GENERAL

           This Proxy Statement is furnished to the holders of Common Stock, $0.001 par value per share (the "Common Stock"), of Silverthorne Production Company (the "Company" or the "Registrant"), on behalf of the Company, in connection with its solicitation of Appointments of Proxy in the form enclosed herewith for use at a special meeting of stockholders (the "Meeting") to be held on April 1, 1999, and at any adjournments thereof. The Meeting will be held at 10:00 a.m. local time, on the above date, at ____________________________
   Newport Beach, California 92660. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Meeting and are described herein.

           The cost of this solicitation of Appointments of Proxy will be borne by the Company. In addition to the solicitation of Appointments of Proxy by mail, certain officers, directors and regular employees of the Company, without additional remuneration, may solicit Appointments of Proxy, personally or by telephone, telegraph or cable. Arrangements will also be made with brokerage firms and other nominee holders for forwarding proxy materials to the beneficial owners of shares of the Common Stock, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in connection therewith.

   VOTING OF APPOINTMENTS OF PROXY

           The persons named in the enclosed Appointment of Proxy, as proxies to represent stockholders at the Meeting, are __________and ______________. An Appointment of Proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, that Appointment of Proxy will be voted FOR the amendment to the Company's Articles of Incorporation to effect a one for ten reverse stock split approved by the Board of Directors on March 11, 1999, as further described in Proposal 1 herein, and FOR the name change, as further described in Proposal 2 herein. On any other matters that may come before the Meeting, each Appointment of Proxy will be voted in accordance with the best judgment of the proxies.

   REVOCABILITY OF APPOINTMENTS OF PROXY

           An Appointment of Proxy may be revoked by the stockholder at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed Appointment of Proxy bearing a later date, or by attending the Meeting and announcing his or her intention to vote in person.

   SHARE PRESENTATION

        Unless otherwise indicated, the share information in this Proxy Statement does not give effect to the proposed one for ten reverse stock split which would be effected by the amendment to the Company's Articles of Incorporation if it is approved at the Special Meeting.

   RECORD DATE AND VOTING RIGHTS

            The close of business on March 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only those stockholders of record, on that date, will be entitled to vote on the proposals described herein.

           The voting securities of the Company are the shares of its Common Stock, of which shares were issued and outstanding as of March 19, 1999. All outstanding shares of Common Stock are entitled to one vote on each matter submitted for voting
   at the meeting.   As at March 19, 1999, there were 49,575,705
   shares of common stock issued and outstanding and entitled to vote at the meeting.

           The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Special Meeting. Holders of Common Stock are entitled to cast one vote per share with respect to each of the proposals on the agenda for the Special Meeting. Stockholders may specify in the proxy that they wish to abstain from voting on either proposal. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the meeting, who will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the stockholders for a vote.

            Approval of the proposal to amend the Company's Articles of Incorporation to effectuate the reverse merger and the name change will require the affirmative vote of at least a majority of the shares entitled to vote at the Special Meeting. Consequently, abstentions and so-called broker non-votes (i.e, where a broker indicates on its proxy that it does not have discretionary authority as to vote certain shares on the proposal) will have the same effect as a vote against the proposal.

           Dino V. Buccola, E.W. "Kiki" Vandeweghe III and Andrew K. Proctor, holders of an aggregate of 34,000,000 shares of common stock, have indicated their intention to vote for the proposals to be presented at the Meeting. Accordingly, the proposals will be approved at the meeting.

   BENEFICIAL OWNERSHIP OF COMMON STOCK

           PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS. The following table sets forth the beneficial ownership of the Company's Common Stock, as of March 19, 1999, by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (ii) each current director and officer of the Company, and (iii) all directors and executive officers of the Company as a group. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners. An asterisk denotes beneficial ownership of less than 1% .


                               Amount of
Name and                       Beneficial     Shares issued and     Percent of
Address                        Ownership      Available for vote    Class
________                       __________     __________________    _________

Dino V. Buccola (1)           50,000,000 (1)    16,190,476 (1)       32.7%
Chief Executive Officer
and Director
620 Newport Center Drive,
Suite 1100
Newport Beach, CA 92660

E.W. "Kiki" Vandeweghe III(2) 50,000,000 (2)    16,190,476 (2)      32.7%
Executive Vice President
and Director
620 Newport Center Drive,
Suite 1100
Newport Beach, CA 92660

Andrew K. Proctor (3)          5,000,000 (3)     1,519,048            3.1%
Chief Financial Officer
and Secretary
620 Newport Center Drive,
Suite 1100
Newport Beach, CA 92660

David L. and Patricia A.
Jackson (4)                   10,887,151        10,887,151(4)        22.0%


All Directors and Officers
as a Group (3 persons)       105,000,000(1,2,3) 34,000,000(1,2,3)    68.6%
   _______________________________



   As used in this table, "beneficial ownership"is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

   (1) Mr. Buccola has been issued a total of 16,190,476 shares of common stock as of March 11, 1999 and has a contractual right to be issued an additional 33,809,524 shares of the Company's common stock, following the approval of the one for ten reverse stock split by the Company's shareholders.
   (2) Mr. Vandeweghe has been issued a total of 16,190,476 shares of common stock as of March 11, 1999 and has a contractual right to be issued an additional 33,809,524 shares of the Company's common stock, following the approval of the one for ten reverse stock split by the Company's shareholders.
   (3) Mr. Proctor has been issued a total of 1,619,048 shares of common stock as of March 11, 1999 and has a contractual right to be issued an additional 3,380,952 shares of the Company's common stock, following the approval of the one for ten reverse stock split by the Company's shareholders.
   (4) Of such shares, Patricia A. Jackson has held 175,200 shares of common stock as her sole and separate property, and a minor daughter has held 175,200 shares of common stock as her sole and separate property. Tiffany M. Jackson 175,200 shares, Kellie R. Jackson 175,200 shares and Traci L. Jackson 175,100 shares, offspring of Mr. and Ms. Jackson are holders of the Company's common stock. Their respective shares are not attributable to Mr. and Ms. Jackson inasmuch as said offspring have obtained majority, are not living in the home of, and are not under the direct or indirect control of, nor had any contract, arrangement, understanding or otherwise had any voting or disposition power with Mr. and Ms. Jackson.

       As of March 19, 1999, there were approximately 1,200 shareholders of record. The percentage of beneficial ownership is based upon 49,757,047 shares of Common Stock outstanding as of March 19, 1999 and 71,000,000 additional shares of Common Stock to be contractually issued subsequent to completion of the reverse stock split.

                          PROPOSAL NO. 1
              AMENDMENT OF ARTICLES OF INCORPORATION
                  ONE FOR TEN REVERSE STOCK SPLIT

       The Board of Directors has proposed to amend the Company's Articles of Incorporation to effect a one for ten reverse stock split of its Common Stock under which each outstanding ten shares of Common Stock, par value $0.001 per share, registered in the name of each shareholder as of the record date, will be exchanged for one share of Common Stock. The effective date of the reverse split shall be April 2, 1999, or as otherwise set by the Board of Directors immediately upon approval of the shareholders. The Board of Directors approved the reverse split on March 11, 1999 in order to comply with contractual obligations to issue additional shares. By reducing the number of shares of Common Stock outstanding and, thus, the "public float" of the Company, the reverse stock split could adversely effect the trading market for the Common Stock.

       The above amendment to the Certificate of Incorporation requires the majority vote of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.

                          PROPOSAL NO. 2
                            NAME CHANGE

       The Board of Directors has proposed to amend the Company's Certificate of Incorporation to change the name of the Company to "PriceNet.com, Inc." in order to comply with contractual obligations. The above proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting. The Board of Directors recommends that the stockholders vote FOR this proposal.

                           OTHER MATTERS

       Management is not aware of any other matters that may be presented for action at the Special Meeting. If, however, any matters not referred to in this Proxy Statement should properly come before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment. Matters incident to the conduct of the meeting may be voted upon pursuant to the proxies.

   March 22, 1999           BY ORDER OF THE BOARD OF DIRECTORS